Intangible Assets, Net - Expected Amortization Expense for Software Over Remaining Life (Detail) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Finite-Lived Intangible Assets [Line Items]
Intangible assets, net	$ 6,750,178	$ 2,134,903
Software [Member]
Finite-Lived Intangible Assets [Line Items]
2025	75,960
2026	6,973
2027	6,973
2028	4,649
Intangible assets, net	$ 94,555